Unum Group
Statistical Supplement Second Quarter 2025

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Investments	14
Appendix to Statistical Supplement	15

See "Appendix to Statistical Supplement" on page 15 for a summary of significant items and page 15.2 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2025	6/30/2024	6/30/2025	6/30/2024	12/31/2024	12/31/2023
Consolidated U.S. GAAP Results¹
Premium Income	$2,748.0	$2,627.2	$5,450.9	$5,237.5	$10,497.4	$10,046.0

Adjusted Operating Revenue	$3,379.1	$3,243.8	$6,677.5	$6,445.3	$12,921.9	$12,421.9
Net Investment Loss	(17.7)	(10.4)	(224.5)	(11.6)	(34.6)	(36.0)
Total Revenue	$3,361.4	$3,233.4	$6,453.0	$6,433.7	$12,887.3	$12,385.9

Net Income	$335.6	$389.5	$524.7	$784.7	$1,779.1	$1,283.8
Net Income Per Common Share:
Basic	$1.93	$2.05	$2.98	$4.10	$9.49	$6.53
Assuming Dilution	$1.92	$2.05	$2.97	$4.09	$9.46	$6.50

Assets			$62,843.8	$62,044.4	$61,959.3	$63,255.2
Liabilities			$51,523.8	$51,579.8	$50,998.2	$53,603.8
Stockholders' Equity			$11,320.0	$10,464.6	$10,961.1	$9,651.4
Adjusted Stockholders' Equity			$12,799.8	$12,640.7	$12,801.6	$12,292.6

Adjusted Operating Return on Equity
Unum US	22.5%	25.5%	22.6%	26.3%	25.2%	23.1%
Unum International	17.4%	17.6%	16.1%	16.0%	15.6%	16.5%
Colonial Life	18.6%	20.1%	18.7%	20.0%	19.7%	18.1%
Core Operating Segments	20.9%	23.2%	20.9%	23.6%	22.7%	21.2%
Consolidated	11.3%	13.1%	11.4%	13.2%	12.7%	12.7%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain from Operations, After Tax	$291.8	$366.1	$781.6	$716.6	$1,337.0	$1,351.5
Net Realized Capital Loss, After Tax	(28.1)	(12.4)	(66.6)	(4.6)	(14.6)	(21.6)

Net Income	$263.7	$353.7	$715.0	$712.0	$1,322.4	$1,329.9

Capital and Surplus			$4,414.1	$4,403.9	$3,909.7	$3,751.3

Weighted Average Risk-based Capital Ratio			~ 485%	~ 470%	~ 430%	~ 415%

1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	6/30/2025		6/30/2024		12/31/2024		12/31/2023
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$11,320.0	$65.76	$10,464.6	$55.63	$10,961.1	$61.38	$9,651.4	$49.91
Excluding:
Net Unrealized Loss on Securities	(2,253.7)	(13.09)	(2,723.8)	(14.48)	(2,755.2)	(15.43)	(1,919.1)	(9.92)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	1,058.9	6.15	712.3	3.79	1,185.4	6.64	(648.4)	(3.35)
Net Loss on Derivatives	(285.0)	(1.66)	(164.6)	(0.87)	(270.7)	(1.51)	(73.7)	(0.39)
Subtotal	12,799.8	74.36	12,640.7	67.19	12,801.6	71.68	12,292.6	63.57
Excluding:
Foreign Currency Translation Adjustment	(220.7)	(1.28)	(328.4)	(1.75)	(343.0)	(1.93)	(321.1)	(1.66)
Subtotal	13,020.5	75.64	12,969.1	68.94	13,144.6	73.61	12,613.7	65.23
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(340.2)	(1.98)	(341.7)	(1.82)	(340.2)	(1.90)	(345.7)	(1.79)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	$13,360.7	$77.62	$13,310.8	$70.76	$13,484.8	$75.51	$12,959.4	$67.02

Dividends Paid	$151.5	$0.840	$141.6	$0.73	$296.6	$1.57	$277.1	$1.39

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2025	6/30/2024	6/30/2025	6/30/2024	12/31/2024	12/31/2023
Shares Repurchased (millions)[1]	3.8	3.5	7.1	6.0	15.7	5.7
Cost of Shares Repurchased (millions)[2]	$303.3	$179.8	$505.9	$302.8	$979.3	$252.0
Price (UNM closing price on last trading day of period)			$80.76	$51.11	$73.03	$45.22

Leverage Ratio			23.0%	21.8%	22.9%	22.1%

Holding Company Liquidity (millions)			$1,956	$1,281	$1,987	$1,650

1For the six months ended June 30, 2025, includes 0.7 million shares related to the settlement of the November 2024 accelerated share repurchase agreement (ASR) which occurred in February 2025.
2Includes commissions of $0.4 million and $0.9 million for the three and six months ended June 30, 2025, respectively, a de minimis amount for the three and six months ended June 30, 2024, respectively, and year ended December 31, 2024, and $0.1 million for the year ended December 31, 2023. There was excise tax of $2.9 million and $5.0 million for the three and six months ended June 30, 2025, respectively, $1.7 million and $2.8 million for the three and six months ended June 30, 2024, respectively, and $8.3 million and $1.9 million for the years ended December 31, 2024 and December 31, 2023, respectively. Also included for the year ended December 31, 2024 is $80.3 million related to shares which settled in February 2025 in connection with the November 2024 ASR agreement.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Positive	Stable	Stable

Senior Unsecured Debt Ratings	bbb+	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A	A2	A
Unum Life Insurance Company of America	A	A	A2	A
First Unum Life Insurance Company	A	A	A2	A
Colonial Life & Accident Insurance Company	A	A	A2	A
The Paul Revere Life Insurance Company	A	A	A2	A
Unum Insurance Company	A	A	A2	NR
Provident Life and Casualty Insurance Company	A	A	NR	NR
Starmount Life Insurance Company	A	NR	NR	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2025	6/30/2024	6/30/2025	6/30/2024	12/31/2024	12/31/2023
Revenue
Premium Income	$2,748.0	$2,627.2	$5,450.9	$5,237.5	$10,497.4	$10,046.0
Net Investment Income	560.7	545.1	1,073.9	1,058.6	2,130.0	2,096.7
Net Investment Loss	(17.7)	(10.4)	(224.5)	(11.6)	(34.6)	(36.0)
Other Income	70.4	71.5	152.7	149.2	294.5	279.2
Total Revenue	3,361.4	3,233.4	6,453.0	6,433.7	12,887.3	12,385.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	1,976.1	1,809.5	3,847.1	3,594.8	6,917.9	7,257.1
Commissions	343.5	319.1	686.7	632.7	1,258.6	1,170.1
Interest and Debt Expense	52.0	49.9	104.0	99.4	201.1	194.8
Deferral of Acquisition Costs	(174.9)	(165.1)	(347.5)	(332.0)	(651.5)	(632.2)
Amortization of Deferred Acquisition Costs	132.2	127.9	257.6	254.1	521.0	481.4
Other Expenses	615.5	596.6	1,244.5	1,193.5	2,388.9	2,274.6
Total Benefits and Expenses	2,944.4	2,737.9	5,792.4	5,442.5	10,636.0	10,745.8

Income Before Income Tax	417.0	495.5	660.6	991.2	2,251.3	1,640.1
Income Tax Expense	81.4	106.0	135.9	206.5	472.2	356.3

Net Income	$335.6	$389.5	$524.7	$784.7	$1,779.1	$1,283.8

Weighted Average Shares Outstanding
Basic	174.1	189.9	176.1	191.3	187.5	196.7
Assuming Dilution	174.4	190.3	176.6	191.9	188.1	197.6

Actual Number of Shares Outstanding			172.1	188.1	178.6	193.4

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2025	6/30/2024	% Change	6/30/2025	6/30/2024	% Change	12/31/2024	12/31/2023
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$45.1	$64.8	(30.4)%	$88.2	$119.4	(26.1)%	$298.3	$292.7
Group Short-term Disability	39.3	42.3	(7.1)	71.2	78.2	(9.0)	216.5	229.5
Group Life and AD&D	77.2	81.9	(5.7)	121.6	124.7	(2.5)	361.5	305.4
Subtotal	161.6	189.0	(14.5)	281.0	322.3	(12.8)	876.3	827.6
Supplemental and Voluntary
Voluntary Benefits	62.2	79.5	(21.8)	185.1	187.4	(1.2)	293.7	263.2
Individual Disability	23.4	25.5	(8.2)	47.1	46.7	0.9	101.7	108.9
Dental and Vision	15.2	19.2	(20.8)	26.7	30.9	(13.6)	95.3	84.1
Subtotal	100.8	124.2	(18.8)	258.9	265.0	(2.3)	490.7	456.2
Total Sales	$262.4	$313.2	(16.2)	$539.9	$587.3	(8.1)	$1,367.0	$1,283.8

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$95.2	$117.7	(19.1)%	$166.1	$195.0	(14.8)%	$512.6	$521.3
Large Case Market	66.4	71.3	(6.9)	114.9	127.3	(9.7)	363.7	306.3
Subtotal	161.6	189.0	(14.5)	281.0	322.3	(12.8)	876.3	827.6
Supplemental and Voluntary	100.8	124.2	(18.8)	258.9	265.0	(2.3)	490.7	456.2
Total Sales	$262.4	$313.2	(16.2)	$539.9	$587.3	(8.1)	$1,367.0	$1,283.8

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Six Months Ended			Year Ended
(in millions of dollars)	6/30/2025	6/30/2024	% Change	6/30/2025	6/30/2024	% Change	12/31/2024	12/31/2023
Sales by Product
Unum UK
Group Long-term Disability	$14.1	$16.8	(16.1)%	$21.1	$31.9	(33.9)%	$47.3	$48.3
Group Life	24.9	26.2	(5.0)	35.9	36.1	(0.6)	68.3	61.4
Supplemental	11.9	12.7	(6.3)	20.6	25.3	(18.6)	34.9	28.0
Unum Poland	14.1	8.6	64.0	24.3	16.6	46.4	36.4	33.2
Total Sales	$65.0	$64.3	1.1	$101.9	$109.9	(7.3)	$186.9	$170.9

Sales by Market Sector
Unum UK
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$13.5	$11.4	18.4%	$24.7	$20.7	19.3%	$41.8	$51.2
Large Case Market	25.5	31.6	(19.3)	32.3	47.3	(31.7)	73.8	58.5
Subtotal	39.0	43.0	(9.3)	57.0	68.0	(16.2)	115.6	109.7
Supplemental	11.9	12.7	(6.3)	20.6	25.3	(18.6)	34.9	28.0
Unum Poland	14.1	8.6	64.0	24.3	16.6	46.4	36.4	33.2
Total Sales	$65.0	$64.3	1.1	$101.9	$109.9	(7.3)	$186.9	$170.9

(in millions of pounds)
Unum UK Sales by Product
Group Long-term Disability	£10.6	£13.4	(20.9)%	£16.2	£25.3	(36.0)%	£37.2	£38.8
Group Life	18.8	20.8	(9.6)	27.5	28.6	(3.8)	53.4	49.4
Supplemental	8.9	10.1	(11.9)	15.9	20.0	(20.5)	27.5	22.6
Total Sales	£38.3	£44.3	(13.5)	£59.6	£73.9	(19.4)	£118.1	£110.8

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£10.1	£9.0	12.2%	£19.0	£16.4	15.9%	£32.8	£41.2
Large Case Market	19.3	25.2	(23.4)	24.7	37.5	(34.1)	57.8	47.0
Subtotal	29.4	34.2	(14.0)	43.7	53.9	(18.9)	90.6	88.2
Supplemental	8.9	10.1	(11.9)	15.9	20.0	(20.5)	27.5	22.6
Total Sales	£38.3	£44.3	(13.5)	£59.6	£73.9	(19.4)	£118.1	£110.8

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2025	6/30/2024	% Change	6/30/2025	6/30/2024	% Change	12/31/2024	12/31/2023
Sales by Product
Accident, Sickness, and Disability	$78.0	$75.8	2.9%	$144.2	$140.4	2.7%	$326.3	$329.5
Life	30.5	29.8	2.3	55.5	54.6	1.6	127.9	132.1
Cancer and Critical Illness	18.0	17.3	4.0	32.1	30.9	3.9	78.0	78.0
Total Sales	$126.5	$122.9	2.9	$231.8	$225.9	2.6	$532.2	$539.6

Sales by Market Sector
Commercial Sector
Core Market (< 1,000 employees)	$79.3	$78.8	0.6%	$149.1	$150.5	(0.9)%	$331.9	$347.4
Large Case Market	14.3	12.1	18.2	23.6	21.3	10.8	65.1	62.3
Subtotal	93.6	90.9	3.0	172.7	171.8	0.5	397.0	409.7
Public Sector	32.9	32.0	2.8	59.1	54.1	9.2	135.2	129.9
Total Sales	$126.5	$122.9	2.9	$231.8	$225.9	2.6	$532.2	$539.6

5. 2

Unum Group Consolidated Balance Sheets

	June 30	December 31
	2025	2024
Assets

Investments
Fixed Maturity Securities - at fair value	$35,966.0	$35,629.9
Mortgage Loans	2,172.5	2,224.5
Policy Loans	3,604.8	3,617.2
Other Long-term Investments	1,659.9	1,694.4
Short-term Investments	2,286.6	2,540.3
Total Investments	45,689.8	45,706.3

Other Assets
Cash and Bank Deposits	1,194.8	162.8
Accounts and Premiums Receivable	1,582.7	1,459.0
Reinsurance Recoverable	7,974.9	8,296.4
Accrued Investment Income	702.9	649.8
Deferred Acquisition Costs	2,940.3	2,842.8
Goodwill	353.3	349.1
Property and Equipment	499.1	487.6
Deferred Income Tax	305.6	369.7
Other Assets	1,600.4	1,635.8

Total Assets	$62,843.8	$61,959.3

Unum Group Consolidated Balance Sheets - Continued

	June 30	December 31
	2025	2024
Liabilities and Stockholders' Equity

Liabilities
Future Policy Benefits	$37,182.9	$36,806.4
Policyholders' Account Balances	5,633.3	5,633.7
Unearned Premiums	538.3	384.0
Other Policyholders’ Funds	1,513.1	1,526.7
Income Tax Payable	261.6	226.5
Deferred Income Tax	36.7	31.0
Short-term Debt	274.8	274.6
Long-term Debt	3,469.1	3,465.2
Other Liabilities	2,614.0	2,650.1

Total Liabilities	51,523.8	50,998.2

Stockholders’ Equity
Common Stock	19.6	19.5
Additional Paid-in Capital	1,578.4	1,489.6
Accumulated Other Comprehensive Loss	(2,040.7)	(2,523.7)
Retained Earnings	13,287.2	12,914.0
Treasury Stock - at cost	(1,524.5)	(938.3)

Total Stockholders’ Equity	11,320.0	10,961.1

Total Liabilities and Stockholders’ Equity	$62,843.8	$61,959.3

6. 1

Unum Group Balance Sheets by Segment - June 30, 2025

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$5,699.9	$1,866.8	$4,565.9	$12,132.6	$3,270.3	$3,336.8	$24,309.4	$2,640.7	$45,689.8
Deferred Acquisition Costs	67.3	59.1	1,167.8	1,294.2	66.4	1,579.7	—	—	2,940.3
Goodwill	8.9	—	271.1	280.0	45.6	27.7	—	—	353.3
Reinsurance Recoverable	28.8	10.8	89.2	128.8	97.9	5.4	7,742.8	—	7,974.9
All Other	568.1	261.6	148.5	978.2	232.6	162.7	1,228.1	3,283.9	5,885.5
Total Assets	$6,373.0	$2,198.3	$6,242.5	$14,813.8	$3,712.8	$5,112.3	$33,280.3	$5,924.6	$62,843.8

Liabilities
Future Policy Benefits	$4,739.5	$800.3	$3,102.2	$8,642.0	$2,411.0	$1,968.9	$24,161.0	$—	$37,182.9
Policyholders' Account Balances	—	—	671.1	671.1	—	858.5	4,103.7	—	5,633.3
Unearned Premiums	3.1	6.1	54.8	64.0	307.1	46.8	120.4	—	538.3
Other Policyholders' Funds	40.7	782.8	30.4	853.9	58.8	12.2	588.2	—	1,513.1
Debt	—	—	—	—	—	—	—	3,743.9	3,743.9
All Other	36.2	25.1	54.5	115.8	124.2	69.4	601.5	2,001.4	2,912.3
Total Liabilities	4,819.5	1,614.3	3,913.0	10,346.8	2,901.1	2,955.8	29,574.8	5,745.3	51,523.8

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,504.4	650.5	2,311.0	4,465.9	805.2	1,990.0	4,772.8	765.9	12,799.8
Net Unrealized Loss on Securities and Net Loss on Derivatives	(134.5)	(85.3)	(169.2)	(389.0)	(133.1)	(101.8)	(1,328.2)	(586.6)	(2,538.7)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	183.6	18.8	187.7	390.1	139.6	268.3	260.9	—	1,058.9
Total Allocated Stockholders' Equity	1,553.5	584.0	2,329.5	4,467.0	811.7	2,156.5	3,705.5	179.3	11,320.0

Total Liabilities and Allocated Stockholders' Equity	$6,373.0	$2,198.3	$6,242.5	$14,813.8	$3,712.8	$5,112.3	$33,280.3	$5,924.6	$62,843.8
Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.
6. 2

Unum Group Balance Sheets by Segment - December 31, 2024

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$6,016.7	$1,924.5	$4,557.3	$12,498.5	$2,968.7	$3,249.7	$23,862.5	$3,126.9	$45,706.3
Deferred Acquisition Costs	61.1	51.1	1,148.4	1,260.6	53.0	1,529.2	—	—	2,842.8
Goodwill	8.9	—	271.1	280.0	41.4	27.7	—	—	349.1
Reinsurance Recoverable	31.7	5.7	166.4	203.8	99.0	4.3	7,989.3	—	8,296.4
All Other	351.2	202.4	185.1	738.7	129.2	153.3	1,524.2	2,219.3	4,764.7
Total Assets	$6,469.6	$2,183.7	$6,328.3	$14,981.6	$3,291.3	$4,964.2	$33,376.0	$5,346.2	$61,959.3

Liabilities
Future Policy Benefits	$4,773.9	$836.0	$3,059.8	$8,669.7	$2,163.0	$1,904.2	$24,069.5	$—	$36,806.4
Policyholders' Account Balances	—	—	675.7	675.7	—	862.5	4,095.5	—	5,633.7
Unearned Premiums	1.6	6.1	44.0	51.7	165.5	45.4	121.4	—	384.0
Other Policyholders' Funds	37.7	775.9	32.7	846.3	60.1	8.3	612.0	—	1,526.7
Debt	—	—	—	—	—	—	—	3,739.8	3,739.8
All Other	34.2	25.8	149.3	209.3	119.0	63.9	598.2	1,917.2	2,907.6
Total Liabilities	4,847.4	1,643.8	3,961.5	10,452.7	2,507.6	2,884.3	29,496.6	5,657.0	50,998.2

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,584.2	626.8	2,366.2	4,577.2	775.6	1,938.8	5,164.7	345.3	12,801.6
Net Unrealized Loss on Securities and Net Loss on Derivatives	(192.6)	(111.0)	(211.1)	(514.7)	(134.9)	(138.8)	(1,581.4)	(656.1)	(3,025.9)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	230.6	24.1	211.7	466.4	143.0	279.9	296.1	—	1,185.4
Total Allocated Stockholders' Equity	1,622.2	539.9	2,366.8	4,528.9	783.7	2,079.9	3,879.4	(310.8)	10,961.1

Total Liabilities and Allocated Stockholders' Equity	$6,469.6	$2,183.7	$6,328.3	$14,981.6	$3,291.3	$4,964.2	$33,376.0	$5,346.2	$61,959.3

6. 3

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of investment gains or losses, amortization of the cost of reinsurance, the impact of non-contemporaneous reinsurance, and reserve assumption updates, as well as certain other items as specified in the following pages. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Six Months Ended
	6/30/2025	6/30/2024	% Change	6/30/2025	6/30/2024	% Change
Premium Income
Unum US	$1,798.6	$1,730.9	3.9%	$3,579.5	$3,438.3	4.1%
Unum International	271.1	228.8	18.5	517.8	460.5	12.4
Colonial Life	462.1	446.2	3.6	919.4	893.1	2.9
Closed Block	216.2	221.3	(2.3)	434.2	445.6	(2.6)
	2,748.0	2,627.2	4.6	5,450.9	5,237.5	4.1
Net Investment Income
Unum US	155.1	158.1	(1.9)	304.0	315.1	(3.5)
Unum International	46.2	38.0	21.6	74.7	64.1	16.5
Colonial Life	42.6	40.5	5.2	84.8	79.8	6.3
Closed Block	284.5	294.2	(3.3)	554.2	567.3	(2.3)
Corporate	32.3	14.3	125.9	56.2	32.3	74.0
	560.7	545.1	2.9	1,073.9	1,058.6	1.4
Other Income
Unum US	58.0	58.2	(0.3)	129.9	118.8	9.3
Unum International	0.3	0.5	(40.0)	0.4	0.8	(50.0)
Colonial Life	0.3	0.2	50.0	0.7	3.2	(78.1)
Closed Block	12.1	12.2	(0.8)	22.0	25.3	(13.0)
Corporate	(0.3)	0.4	(175.0)	(0.3)	1.1	(127.3)
	70.4	71.5	(1.5)	152.7	149.2	2.3
Total Adjusted Operating Revenue
Unum US	2,011.7	1,947.2	3.3	4,013.4	3,872.2	3.6
Unum International	317.6	267.3	18.8	592.9	525.4	12.8
Colonial Life	505.0	486.9	3.7	1,004.9	976.1	3.0
Closed Block	512.8	527.7	(2.8)	1,010.4	1,038.2	(2.7)
Corporate	32.0	14.7	117.7	55.9	33.4	67.4
	$3,379.1	$3,243.8	4.2	$6,677.5	$6,445.3	3.6

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Six Months Ended
	6/30/2025	6/30/2024	% Change	6/30/2025	6/30/2024	% Change
Benefits and Expenses
Unum US	$1,693.5	$1,589.7	6.5%	$3,366.1	$3,129.5	7.6%
Unum International	276.0	224.8	22.8	512.6	445.5	15.1
Colonial Life	387.6	370.0	4.8	771.8	745.5	3.5
Closed Block	523.6	493.4	6.1	1,013.2	997.2	1.6
Corporate	63.7	60.0	6.2	128.7	124.8	3.1
	2,944.4	2,737.9	7.5	5,792.4	5,442.5	6.4

Income (Loss) Before Income Tax and Net Investment Loss
Unum US	318.2	357.5	(11.0)	647.3	742.7	(12.8)
Unum International	41.6	42.5	(2.1)	80.3	79.9	0.5
Colonial Life	117.4	116.9	0.4	233.1	230.6	1.1
Closed Block	(10.8)	34.3	(131.5)	(2.8)	41.0	(106.8)
Corporate	(31.7)	(45.3)	(30.0)	(72.8)	(91.4)	(20.4)
	434.7	505.9	(14.1)	885.1	1,002.8	(11.7)

Income Tax Expense Before Net Investment Loss	85.2	108.2	(21.3)	183.1	209.1	(12.4)

Income Before Net Investment Loss	349.5	397.7	(12.1)	702.0	793.7	(11.6)

Net Investment Loss (net of tax benefit of $3.8; $2.2; $47.2; $2.6)	(13.9)	(8.2)	69.5	(177.3)	(9.0)	N.M.

Net Income	$335.6	$389.5	(13.8)	$524.7	$784.7	(33.1)

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Premium Income
Unum US	$1,798.6	$1,780.9	$1,721.4	$1,723.5	$1,730.9	$1,707.4
Unum International	271.1	246.7	242.4	246.6	228.8	231.7
Colonial Life	462.1	457.3	448.9	441.9	446.2	446.9
Closed Block	216.2	218.0	218.4	216.8	221.3	224.3
	2,748.0	2,702.9	2,631.1	2,628.8	2,627.2	2,610.3
Net Investment Income
Unum US	155.1	148.9	156.1	161.0	158.1	157.0
Unum International	46.2	28.5	34.3	30.4	38.0	26.1
Colonial Life	42.6	42.2	42.1	39.6	40.5	39.3
Closed Block	284.5	269.7	297.3	284.3	294.2	273.1
Corporate	32.3	23.9	13.8	12.5	14.3	18.0
	560.7	513.2	543.6	527.8	545.1	513.5
Other Income
Unum US	58.0	71.9	57.0	60.1	58.2	60.6
Unum International	0.3	0.1	0.4	0.4	0.5	0.3
Colonial Life	0.3	0.4	0.4	0.4	0.2	3.0
Closed Block	12.1	9.9	14.0	12.4	12.2	13.1
Corporate	(0.3)	—	0.2	—	0.4	0.7
	70.4	82.3	72.0	73.3	71.5	77.7
Total Adjusted Operating Revenue
Unum US	2,011.7	2,001.7	1,934.5	1,944.6	1,947.2	1,925.0
Unum International	317.6	275.3	277.1	277.4	267.3	258.1
Colonial Life	505.0	499.9	491.4	481.9	486.9	489.2
Closed Block	512.8	497.6	529.7	513.5	527.7	510.5
Corporate	32.0	23.9	14.0	12.5	14.7	18.7
	$3,379.1	$3,298.4	$3,246.7	$3,229.9	$3,243.8	$3,201.5

Unum Group Quarterly Historical Financial Results by Segment - Continued

	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Benefits and Expenses
Unum US	$1,693.5	$1,672.6	$1,601.3	$1,437.7	$1,589.7	$1,539.8
Unum International	276.0	236.6	239.5	244.6	224.8	220.7
Colonial Life	387.6	384.2	368.7	322.5	370.0	375.5
Closed Block	523.6	489.6	517.2	320.4	493.4	503.8
Corporate	63.7	65.0	64.4	77.2	60.0	64.8
	2,944.4	2,848.0	2,791.1	2,402.4	2,737.9	2,704.6

Income (Loss) Before Income Tax and Net Investment Loss
Unum US	318.2	329.1	333.2	506.9	357.5	385.2
Unum International	41.6	38.7	37.6	32.8	42.5	37.4
Colonial Life	117.4	115.7	122.7	159.4	116.9	113.7
Closed Block	(10.8)	8.0	12.5	193.1	34.3	6.7
Corporate	(31.7)	(41.1)	(50.4)	(64.7)	(45.3)	(46.1)
	434.7	450.4	455.6	827.5	505.9	496.9

Income Tax Expense Before Net Investment Loss	85.2	97.9	98.7	172.0	108.2	100.9

Income Before Net Investment Loss	349.5	352.5	356.9	655.5	397.7	396.0

Net Investment Loss	(17.7)	(206.8)	(10.1)	(12.9)	(10.4)	(1.2)
Tax Benefit on Net Investment Loss	(3.8)	(43.4)	(1.9)	(3.1)	(2.2)	(0.4)
Net Income	$335.6	$189.1	$348.7	$645.7	$389.5	$395.2

Net Income Per Common Share - Assuming Dilution	$1.92	$1.06	$1.92	$3.46	$2.05	$2.04

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2025	6/30/2024	6/30/2025	6/30/2024	12/31/2024	12/31/2023
Adjusted Operating Revenue
Premium Income	$1,798.6	$1,730.9	$3,579.5	$3,438.3	$6,883.2	$6,579.2
Net Investment Income	155.1	158.1	304.0	315.1	632.2	639.9
Other Income	58.0	58.2	129.9	118.8	235.9	220.5
Total	2,011.7	1,947.2	4,013.4	3,872.2	7,751.3	7,439.6

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	1,092.2	1,006.6	2,155.4	1,975.9	3,864.7	3,808.5
Commissions	203.8	187.1	409.4	369.3	729.3	664.4
Deferral of Acquisition Costs	(85.7)	(82.5)	(170.4)	(165.8)	(320.9)	(314.7)
Amortization of Deferred Acquisition Costs	71.6	71.2	136.8	141.0	292.5	267.6
Other Expenses	411.6	407.3	834.9	809.1	1,602.9	1,529.5
Total	1,693.5	1,589.7	3,366.1	3,129.5	6,168.5	5,955.3

Income Before Income Tax and Net Investment Gains and Losses	318.2	357.5	647.3	742.7	1,582.8	1,484.3
Reserve Assumption Updates	—	—		—	(143.6)	(128.8)
Adjusted Operating Income	$318.2	$357.5	$647.3	$742.7	$1,439.2	$1,355.5

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	60.7%	58.2%	60.2%	57.5%	58.2%	59.8%
Other Expense Ratio[2]	22.2%	22.8%	22.6%	22.8%	22.5%	22.5%
Income Ratio					23.0%	22.6%
Adjusted Operating Income Ratio	17.7%	20.7%	18.1%	21.6%	20.9%	20.6%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024 and 2023.
[2]Ratio of Other Expenses to Premium Income plus Unum US Group Disability Other Income, which is primarily related to fee-based services.

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2025	6/30/2024	6/30/2025	6/30/2024	12/31/2024	12/31/2023
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$507.8	$521.5	$1,012.3	$1,038.2	$2,086.1	$2,057.2
Group Short-term Disability	289.3	276.3	567.6	539.4	1,084.0	1,012.3
Total Premium Income	797.1	797.8	1,579.9	1,577.6	3,170.1	3,069.5
Net Investment Income	74.5	78.3	148.5	156.1	311.2	324.8
Other Income	56.6	57.5	112.6	116.2	232.1	211.6
Total	928.2	933.6	1,841.0	1,849.9	3,713.4	3,605.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	496.1	471.7	979.8	920.3	1,781.8	1,693.2
Commissions	63.9	62.3	128.9	124.1	244.4	230.5
Deferral of Acquisition Costs	(16.2)	(16.2)	(32.3)	(32.7)	(62.2)	(60.2)
Amortization of Deferred Acquisition Costs	15.7	14.2	26.1	28.6	64.7	57.6
Other Expenses	243.9	248.4	494.5	491.6	973.5	936.1
Total	803.4	780.4	1,597.0	1,531.9	3,002.2	2,857.2

Income Before Income Tax and Net Investment Gains and Losses	124.8	153.2	244.0	318.0	711.2	748.7
Reserve Assumption Updates	—	—		—	(90.0)	(121.0)
Adjusted Operating Income	$124.8	$153.2	$244.0	$318.0	$621.2	$627.7

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	62.2%	59.1%	62.0%	58.3%	59.0%	59.1%
Other Expense Ratio[2]	28.6%	29.0%	29.2%	29.0%	28.6%	28.5%
Income Ratio					22.4%	24.4%
Adjusted Operating Income Ratio	15.7%	19.2%	15.4%	20.2%	19.6%	20.4%

Persistency:
Group Long-term Disability			90.6%	93.1%	93.3%	90.8%
Group Short-term Disability			88.2%	91.8%	91.7%	88.9%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024 and 2023.
[2]Ratio of Other Expenses to Premium Income plus Other Income, which is primarily related to fee-based services.
9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2025	6/30/2024	6/30/2025	6/30/2024	12/31/2024	12/31/2023
Adjusted Operating Revenue
Premium Income
Group Life	$470.0	$447.5	$936.2	$890.1	$1,784.7	$1,679.0
Accidental Death & Dismemberment	49.2	46.4	97.4	92.2	186.1	175.5
Total Premium Income	519.2	493.9	1,033.6	982.3	1,970.8	1,854.5
Net Investment Income	21.1	22.5	39.3	44.5	88.3	90.1
Other Income	0.4	0.1	0.5	1.1	1.5	1.0
Total	540.7	516.5	1,073.4	1,027.9	2,060.6	1,945.6

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	362.1	323.1	718.8	656.3	1,294.2	1,347.7
Commissions	47.5	42.7	94.5	84.4	168.0	155.9
Deferral of Acquisition Costs	(12.1)	(10.5)	(23.7)	(21.0)	(40.6)	(38.6)
Amortization of Deferred Acquisition Costs	9.6	10.2	15.7	17.1	38.4	39.0
Other Expenses	63.4	61.9	128.7	123.2	243.0	229.9
Total	470.5	427.4	934.0	860.0	1,703.0	1,733.9

Income Before Income Tax and Net Investment Gains and Losses	70.2	89.1	139.4	167.9	357.6	211.7
Reserve Assumption Updates	—	—		—	(13.0)	—
Adjusted Operating Income	$70.2	$89.1	$139.4	$167.9	$344.6	$211.7

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	69.7%	65.4%	69.5%	66.8%	66.3%	72.7%
Other Expense Ratio	12.2%	12.5%	12.5%	12.5%	12.3%	12.4%
Income Ratio					18.1%
Adjusted Operating Income Ratio	13.5%	18.0%	13.5%	17.1%	17.5%	11.4%

Persistency:
Group Life			89.7%	92.1%	92.0%	89.6%
Accidental Death & Dismemberment			88.3%	91.6%	91.2%	88.7%

[1]Excludes the reserve assumption update that occurred during the third quarter of 2024.
9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2025	6/30/2024	6/30/2025	6/30/2024	12/31/2024	12/31/2023
Adjusted Operating Revenue
Premium Income
Voluntary Benefits	$234.5	$222.9	$468.6	$445.8	$879.2	$850.1
Individual Disability	166.7	142.2	335.4	284.2	566.0	527.0
Dental and Vision	81.1	74.1	162.0	148.4	297.1	278.1
Total Premium Income	482.3	439.2	966.0	878.4	1,742.3	1,655.2
Net Investment Income	59.5	57.3	116.2	114.5	232.7	225.0
Other Income	1.0	0.6	16.8	1.5	2.3	7.9
Total	542.8	497.1	1,099.0	994.4	1,977.3	1,888.1

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	234.0	211.8	456.8	399.3	788.7	767.6
Commissions	92.4	82.1	186.0	160.8	316.9	278.0
Deferral of Acquisition Costs	(57.4)	(55.8)	(114.4)	(112.1)	(218.1)	(215.9)
Amortization of Deferred Acquisition Costs	46.3	46.8	95.0	95.3	189.4	171.0
Other Expenses	104.3	97.0	211.7	194.3	386.4	363.5
Total	419.6	381.9	835.1	737.6	1,463.3	1,364.2

Income Before Income Tax and Net Investment Gains and Losses	123.2	115.2	263.9	256.8	514.0	523.9
Reserve Assumption Updates - Voluntary Benefits	—	—		—	12.2	(10.4)
Reserve Assumption Updates - Individual Disability	—	—		—	(52.8)	2.6
Adjusted Operating Income	$123.2	$115.2	$263.9	$256.8	$473.4	$516.1

Operating Ratios (% of Premium Income):
Benefit Ratios:
Voluntary Benefits[1]	44.3%	45.1%	44.2%	39.5%	43.0%	39.8%
Individual Disability[1]	40.3%	39.0%	37.9%	40.0%	41.0%	44.3%
Dental and Vision	77.7%	75.3%	75.7%	73.9%	73.9%	73.1%
Other Expense Ratio	21.6%	22.1%	21.9%	22.1%	22.2%	22.0%
Income Ratio					29.5%	31.7%
Adjusted Operating Income Ratio	25.5%	26.2%	27.3%	29.2%	27.2%	31.2%

Persistency:
Voluntary Benefits			76.4%	76.3%	76.0%	75.5%
Individual Disability			88.0%	89.0%	89.0%	89.0%
Dental and Vision			82.4%	81.1%	81.4%	77.1%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024 and 2023.
9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2025	6/30/2024	6/30/2025	6/30/2024	12/31/2024	12/31/2023
Adjusted Operating Revenue
Premium Income
Unum UK
Group Long-term Disability	$107.9	$102.3	$208.1	$205.8	$418.0	$396.1
Group Life	68.1	48.8	129.7	97.5	211.3	169.3
Supplemental	47.0	40.6	88.9	83.7	165.6	141.5
Unum Poland	48.1	37.1	91.1	73.5	154.6	118.3
Total Premium Income	271.1	228.8	517.8	460.5	949.5	825.2
Net Investment Income	46.2	38.0	74.7	64.1	128.8	137.2
Other Income	0.3	0.5	0.4	0.8	1.6	1.6
Total	317.6	267.3	592.9	525.4	1,079.9	964.0

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	196.4	156.2	360.5	312.1	656.7	579.8
Commissions	25.1	20.4	47.5	40.0	82.5	72.5
Deferral of Acquisition Costs	(5.6)	(4.3)	(10.9)	(8.6)	(17.8)	(14.6)
Amortization of Deferred Acquisition Costs	2.6	2.4	5.1	4.8	9.5	8.4
Other Expenses	57.5	50.1	110.4	97.2	198.7	177.7
Total	276.0	224.8	512.6	445.5	929.6	823.8

Income Before Income Tax and Net Investment Gains and Losses	41.6	42.5	80.3	79.9	150.3	140.2
Reserve Assumption Updates		—	—	—	7.5	17.9
Adjusted Operating Income	$41.6	$42.5	$80.3	$79.9	$157.8	$158.1

Unum Group Financial Results for Unum UK

	Three Months Ended		Six Months Ended		Year Ended
(in millions of pounds, except exchange rate)	6/30/2025	6/30/2024	6/30/2025	6/30/2024	12/31/2024	12/31/2023
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£80.8	£81.0	£160.2	£162.6	£327.0	£318.5
Group Life	50.9	38.7	99.8	77.1	165.1	136.1
Supplemental	35.2	32.1	68.4	66.1	129.5	113.7
Total Premium Income	166.9	151.8	328.4	305.8	621.6	568.3
Net Investment Income	31.9	27.9	52.0	46.3	91.9	102.4
Other Income (Loss)	(0.1)	—	—	0.1	0.1	0.2
Total	198.7	179.7	380.4	352.2	713.6	670.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	125.2	105.5	233.6	210.3	440.2	408.5
Commissions	10.7	9.7	20.8	19.1	38.2	37.4
Deferral of Acquisition Costs	(0.9)	(0.9)	(2.1)	(2.0)	(3.8)	(3.9)
Amortization of Deferred Acquisition Costs	1.1	1.4	2.4	2.8	5.2	5.2
Other Expenses	33.2	31.5	66.8	61.3	122.4	115.4
Total	169.3	147.2	321.5	291.5	602.2	562.6

Income Before Income Tax and Net Investment Gains and Losses	29.4	32.5	58.9	60.7	111.4	108.3
Reserve Assumption Updates	—	—	—	—	6.4	16.3
Adjusted Operating Income	£29.4	£32.5	£58.9	£60.7	£117.8	£124.6

Weighted Average Pound/Dollar Exchange Rate	1.333	1.265	1.299	1.265	1.278	1.243

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	75.0%	69.5%	71.1%	68.8%	69.8%	69.0%
Other Expense Ratio	19.9%	20.8%	20.3%	20.0%	19.7%	20.3%
Income Ratio					17.9%	19.1%
Adjusted Operating Income Ratio	17.6%	21.4%	17.9%	19.8%	19.0%	21.9%

Persistency:
Group Long-term Disability			92.3%	92.7%	92.0%	92.5%
Group Life			89.9%	88.2%	89.1%	83.0%
Supplemental			93.0%	89.4%	90.4%	91.7%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024 and 2023.
10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2025	6/30/2024	6/30/2025	6/30/2024	12/31/2024	12/31/2023
Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$249.1	$241.7	$496.2	$484.9	$969.5	$946.1
Life	122.1	115.2	242.0	229.5	458.0	426.5
Cancer and Critical Illness	90.9	89.3	181.2	178.7	356.4	353.5
Total Premium Income	462.1	446.2	919.4	893.1	1,783.9	1,726.1
Net Investment Income	42.6	40.5	84.8	79.8	161.5	153.5
Other Income	0.3	0.2	0.7	3.2	4.0	1.2
Total	505.0	486.9	1,004.9	976.1	1,949.4	1,880.8

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	223.2	213.4	441.3	430.5	804.7	798.1
Commissions	98.6	94.0	195.9	189.2	378.4	359.4
Deferral of Acquisition Costs	(83.6)	(78.3)	(166.2)	(157.6)	(312.8)	(302.9)
Amortization of Deferred Acquisition Costs	58.0	54.3	115.7	108.3	219.0	205.4
Other Expenses	91.4	86.6	185.1	175.1	347.4	340.0
Total	387.6	370.0	771.8	745.5	1,436.7	1,400.0

Income Before Income Tax and Net Investment Gains and Losses	117.4	116.9	233.1	230.6	512.7	480.8
Reserve Assumption Updates	—	—	—	—	(46.0)	(80.7)
Adjusted Operating Income	$117.4	$116.9	$233.1	$230.6	$466.7	$400.1

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	48.3%	47.8%	48.0%	48.2%	47.7%	50.9%
Other Expense Ratio	19.8%	19.4%	20.1%	19.6%	19.5%	19.7%
Income Ratio					28.7%	27.9%
Adjusted Operating Income Ratio	25.4%	26.2%	25.4%	25.8%	26.2%	23.2%

Persistency:
Accident, Sickness, and Disability			74.2%	73.4%	73.7%	73.6%
Life			84.1%	84.8%	84.4%	85.1%
Cancer and Critical Illness			82.5%	82.0%	82.2%	82.4%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024 and 2023.

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2025	6/30/2024	6/30/2025	6/30/2024	12/31/2024	12/31/2023
Adjusted Operating Revenue
Premium Income
Long-term Care	$175.9	$173.3	$352.1	$347.8	$696.1	$696.0
All Other	40.3	48.0	82.1	97.8	184.7	219.5
Total Premium Income	216.2	221.3	434.2	445.6	880.8	915.5
Net Investment Income	284.5	294.2	554.2	567.3	1,148.9	1,066.3
Other Income	12.1	12.2	22.0	25.3	51.7	52.6
Total	512.8	527.7	1,010.4	1,038.2	2,081.4	2,034.4

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	464.3	433.3	889.9	876.3	1,591.8	2,070.7
Commissions	16.0	17.6	33.9	34.2	68.4	73.8
Other Expenses	43.3	42.5	89.4	86.7	174.6	172.7
Total	523.6	493.4	1,013.2	997.2	1,834.8	2,317.2

Income (Loss) Before Income Tax and Net Investment Gain and Losses	(10.8)	34.3	(2.8)	41.0	246.6	(282.8)
Amortization of the Cost of Reinsurance	9.7	10.3	19.3	20.7	41.4	44.1
Non-Contemporaneous Reinsurance	5.0	7.0	11.8	14.2	25.1	34.8
Reserve Assumption Updates - Long-term Care	—	—	—	—	(174.1)	368.1
Reserve Assumption Updates - All Other	—	—	—	—	(1.2)	0.7
Adjusted Operating Income	$3.9	$51.6	$28.3	$75.9	$137.8	$164.9

Long-term Care Net Premium Ratio			94.9%	93.7%	94.6%	93.5%

Operating Ratios (% of Premium Income):
Other Expense Ratio[1]	15.5%	14.6%	16.1%	14.8%	15.1%	14.0%
Income (Loss) Ratio	(5.0)%	15.5%	(0.6)%	9.2%	28.0%	(30.9)%
Adjusted Operating Income Ratio	1.8%	23.3%	6.5%	17.0%	15.6%	18.0%

Long-term Care Persistency			95.3%	95.3%	95.8%	95.6%

[1]Excludes amortization of the cost of reinsurance.

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2025	6/30/2024	6/30/2025	6/30/2024	12/31/2024	12/31/2023
Adjusted Operating Revenue
Net Investment Income	$32.3	$14.3	$56.2	$32.3	$58.6	$99.8
Other Income (Loss)	(0.3)	0.4	(0.3)	1.1	1.3	3.3
Total	32.0	14.7	55.9	33.4	59.9	103.1

Interest, Debt, and Other Expenses	63.7	60.0	128.7	124.8	266.4	249.5

Loss Before Income Tax and Net Investment Gains and Losses	(31.7)	(45.3)	(72.8)	(91.4)	(206.5)	(146.4)
Loss on Legal Settlement	—	—	—	—	15.3	—
Adjusted Operating Loss	$(31.7)	$(45.3)	$(72.8)	$(91.4)	$(191.2)	$(146.4)

Unum Group Investments

	6/30/2025			6/30/2025	12/31/2024
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$22,986.5	63.9%	Earned Book Yield	4.47%	4.44%
Mortgage-Backed/Asset-Backed Securities[1]	1,093.2	3.0	Average Duration (in years)	8.17	8.28
Private Placements	5,831.6	16.2
High Yield	1,452.2	4.1
Government Securities	1,411.0	3.9
Municipal Securities	3,183.7	8.9
Redeemable Preferred Stocks	7.8	—
Total	$35,966.0	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Private Equity Partnerships	6/30/2025	12/31/2024
Aaa	3.2%	3.2%	Private Credit Partnerships	$263.2	$289.2
Aa	15.7	14.9	Private Equity Partnerships	656.6	640.2
A	32.1	32.6	Real Asset Partnerships	531.1	521.2
Baa	45.1	45.3	Total	$1,450.9	$1,450.6
Below Baa	3.9	4.0
Total	100.0%	100.0%
			Non-Current Investments	$12.4	$13.0

1Includes credit-tranched securities collateralized by loan obligations, auto loans, and other asset types.

Unum Group Investments at June 30, 2025

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)

Classification	Fair Value	Net Unrealized Gain (Loss)	Fair Value with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,410.8	$(91.8)	$1,360.1	$136.7	$1,050.7	$44.9
Capital Goods	3,287.0	(95.1)	1,699.6	179.8	1,587.4	84.7
Communications	2,174.7	(49.8)	964.1	150.4	1,210.6	100.6
Consumer Cyclical	1,358.8	(88.2)	997.5	110.5	361.3	22.3
Consumer Non-Cyclical	6,306.3	(428.6)	3,976.7	564.3	2,329.6	135.7
Energy	2,529.0	27.9	774.1	82.5	1,754.9	110.4
Financial Institutions	3,932.2	(280.0)	3,000.4	311.3	931.8	31.3
Mortgage/Asset-Backed[1]	1,093.2	(17.6)	540.0	24.5	553.2	6.9
Sovereigns	873.2	(159.1)	423.7	173.1	449.5	14.0
Technology	1,346.4	(105.1)	982.8	117.5	363.6	12.4
Transportation	1,606.2	(104.6)	1,047.4	129.9	558.8	25.3
U.S. Government Agencies and Municipalities	3,721.5	(469.5)	2,370.1	553.9	1,351.4	84.4
Public Utilities	5,326.7	(142.0)	2,383.3	322.2	2,943.4	180.2
Total	$35,966.0	$(2,003.5)	$20,519.8	$2,856.6	$15,446.2	$853.1

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position

	Investment-Grade				Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss			Fair Value	Gross Unrealized Loss
Less than 91 days	$1,083.9	$11.1			$82.0	$0.3
91 through 180 days	1,090.2	37.1			41.6	0.8
181 through 270 days	1,952.6	97.2			46.7	3.8
271 days to 1 year	1,010.6	65.5			21.6	0.1
Greater than 1 year	14,798.1	2,586.9			392.5	53.8
Total	$19,935.4	$2,797.8			$584.4	$58.8

1Includes credit-tranched securities collateralized by loan obligations, auto loans, and other asset types
14.1

Appendix to Statistical Supplement

2025 Significant Items:

•First quarter of 2025 net investment loss of $175.9 million before tax, or $139.0 million after tax, and second quarter of 2025 net investment loss of $8.5 million before tax, or $6.6 million after tax, related to the anticipated reinsurance transaction with Fortitude Reinsurance Company Ltd. which then closed in the third quarter of 2025.

2024 Significant Items:

•Third quarter of 2024 reserve assumption updates resulting in a net reserve decrease of $357.4 million before tax, or $282.6 million after tax.
•During the third quarter of 2024, we incurred a loss of $15.3 million before tax, or $12.1 million after tax, for the settlement of an employment-related matter.

2023 Significant Items:

•Third quarter of 2023 reserve assumption updates resulting in a net reserve increase of $177.2 million before tax, or $139.3 million after tax.
•In 2018, the Financial Accounting Standards Board issued ASU 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts”. This update significantly amended the accounting and disclosure requirements for long-duration insurance contracts. The update was effective for periods beginning January 1, 2023. We adopted this guidance effective January 1, 2023 using the modified retrospective approach with changes applied as of January 1, 2021, also referred to as the transition date.

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•Consolidated adjusted operating revenue, which excludes investment gains or losses;
•After-tax adjusted operating income or loss, which excludes investment gains or losses, amortization of the cost of reinsurance, non-contemporaneous reinsurance, and reserve assumption updates, as well as certain other items, as applicable;
•Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on derivatives;
•Leverage ratio, which excludes the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on derivatives;
•Book value per common share, which is calculated excluding accumulated other comprehensive income (loss) (AOCI);
•Premium income in constant currency, which excludes the impact of fluctuations in exchange rates between the U.S. dollar and the local currencies in which our Unum International segment is conducted. Given volatility in foreign currency exchange markets, exchange rates can fluctuate between periods. We believe translating prior period results using current period local currency exchange rates provides a more comparable view of our results; and
•Adjusted operating expense ratio, which excludes amortization of the cost of reinsurance as well as certain other items.

Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, impairment losses, and gains or losses on derivatives. Investment gains or losses and unrealized gains or losses on securities depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

We exited a substantial portion of our Closed Block individual disability product line through the two phases of the reinsurance transaction that were executed in December 2020 and March 2021. As a result, we exclude the amortization of the cost of reinsurance that we recognized upon the exit of the business related to the policies on claim status as well as the impact of non-contemporaneous reinsurance that resulted from the adoption of ASU 2018-12. We believe that the exclusion of these items provides a better view of our results from our ongoing businesses.

Cash flow assumptions used to calculate our liability for future policy benefits are reviewed at least annually and updated, as needed, with the resulting impact reflected in net income. While the effects of these assumption updates are recorded in the reporting period in which the review is completed, these updates reflect experience emergence and changes to expectations spanning multiple periods. We believe that by excluding the impact of reserve assumption updates we are providing a more comparable and consistent view of our quarterly results.

We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of our overall profitability.

For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 15.2, other than book value per common share, which is presented on page 2.

15.1

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	June 30	March 31	December 31	September 30	June 30	March 31
	2025		2024
Total Revenue	$3,361.4	$3,091.6	$3,236.6	$3,217.0	$3,233.4	$3,200.3
Excluding:
Net Investment Loss	(17.7)	(206.8)	(10.1)	(12.9)	(10.4)	(1.2)
Adjusted Operating Revenue	$3,379.1	$3,298.4	$3,246.7	$3,229.9	$3,243.8	$3,201.5

15.2

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Annualized Adjusted Operating Return on Equity

Three Months Ended June 30, 2025
Unum US	$251.5	$4,470.3	22.5%
Unum International	34.1	784.5	17.4%
Colonial Life	92.6	1,986.1	18.6%
Core Operating Segments	378.2	7,240.9	20.9%
Closed Block	0.9	4,758.3
Corporate	(18.0)	777.4
Total	$361.1	$12,776.6	11.3%

Three Months Ended June 30, 2024
Unum US	$282.4	$4,432.9	25.5%
Unum International	33.3	755.6	17.6%
Colonial Life	92.3	1,832.5	20.1%
Core Operating Segments	408.0	7,021.0	23.2%
Closed Block	38.0	5,573.5
Corporate	(34.6)	(33.1)
Total	$411.4	$12,561.4	13.1%

1 Excludes unrealized loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net loss on derivatives and is calculated using the stockholders' equity balances presented on page 15.6.
15.3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Annualized Adjusted Operating Return on Equity

Six Months Ended June 30, 2025
Unum US	$511.4	$4,521.6	22.6%
Unum International	63.7	790.4	16.1%
Colonial Life	183.9	1,964.4	18.7%
Core Operating Segments	759.0	7,276.4	20.9%
Closed Block	17.6	4,968.7
Corporate	(50.0)	555.6
Total	$726.6	$12,800.7	11.4%

Six Months Ended June 30, 2024
Unum US	$586.8	$4,458.3	26.3%
Unum International	61.3	767.8	16.0%
Colonial Life	182.0	1,815.7	20.0%
Core Operating Segments	830.1	7,041.8	23.6%
Closed Block	54.7	5,545.9
Corporate	(63.5)	(121.0)
Total	$821.3	$12,466.7	13.2%

1 Excludes unrealized loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net loss on derivatives and is calculated using the stockholders' equity balances presented on page 15.6.

15.4

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Adjusted Operating Return on Equity

Year Ended December 31, 2024
Unum US	$1,137.6	$4,523.2	25.2%
Unum International	120.9	776.8	15.6%
Colonial Life	368.2	1,869.2	19.7%
Core Operating Segments	1,626.7	7,169.2	22.7%
Closed Block	98.6	5,324.1
Corporate	(137.1)	53.8
Total	$1,588.2	$12,547.1	12.7%

Year Ended December 31, 2023
Unum US	$1,071.0	$4,635.7	23.1%
Unum International	127.9	774.3	16.5%
Colonial Life	315.6	1,744.5	18.1%
Core Operating Segments	1,514.5	7,154.5	21.2%
Closed Block	120.8	5,295.1
Corporate	(121.7)	(573.7)
Total	$1,513.6	$11,875.9	12.7%

1 Excludes unrealized loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net loss on derivatives and is calculated using the stockholders' equity balances presented on page 15.6.

15.5

Reconciliation of Non-GAAP Financial Measures - Continued

Average allocated equity is computed as follows:

	6/30/2025	3/31/2025	12/31/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2022
Total Stockholders' Equity	$11,320.0	$11,214.0	$10,961.1	$10,464.6	$10,219.5	$9,651.4	$8,735.0
Excluding:
Net Unrealized Loss on Securities	(2,253.7)	(2,333.2)	(2,755.2)	(2,723.8)	(2,360.8)	(1,919.1)	(3,028.4)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	1,058.9	1,019.1	1,185.4	712.3	225.3	(648.4)	313.9
Net Unrealized Loss on Derivatives	(285.0)	(225.2)	(270.7)	(164.6)	(127.0)	(73.7)	(9.6)
Total Adjusted Stockholders' Equity	$12,799.8	$12,753.3	$12,801.6	$12,640.7	$12,482.0	$12,292.6	$11,459.1

	Three Months Ended	Six Months Ended	Twelve Months Ended	Three Months Ended	Six Months Ended	Twelve Months Ended
	6/30/2025		12/31/2024	6/30/2024		12/31/2023
Average Adjusted Stockholders' Equity	$12,776.6	$12,800.7	$12,547.1	$12,561.4	$12,466.7	$11,875.9

15.6

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended June 30				Six Months Ended June 30
	2025		2024		2025		2024
	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*
Net Income	$335.6	$1.92	$389.5	$2.05	$524.7	$2.97	$784.7	$4.09
Excluding:
Net Investment Loss
Net Investment Loss Related to the Reinsurance Agreement (net of tax benefit of $1.9; $—; $38.8; $—)	(6.6)	(0.04)	—	—	(145.6)	(0.82)	—	—
Net Investment Loss, Other (net of tax benefit of $1.9; $2.2; $8.4; $2.6)	(7.3)	(0.04)	(8.2)	(0.04)	(31.7)	(0.18)	(9.0)	(0.05)
Total Net Investment Loss	(13.9)	(0.08)	(8.2)	(0.04)	(177.3)	(1.00)	(9.0)	(0.05)
Amortization of the Cost of Reinsurance (net of tax benefit of $2.0; $2.1; $4.0; $4.3)	(7.7)	(0.05)	(8.2)	(0.04)	(15.3)	(0.09)	(16.4)	(0.08)
Non-Contemporaneous Reinsurance (net of tax benefit of $1.1; $1.5; $2.5; $3.0)	(3.9)	(0.02)	(5.5)	(0.03)	(9.3)	(0.05)	(11.2)	(0.06)
After-tax Adjusted Operating Income	$361.1	$2.07	$411.4	$2.16	$726.6	$4.11	$821.3	$4.28

*Assuming Dilution.
15.7

Reconciliation of Non-GAAP Financial Measures - Continued

	Year Ended December 31
	2024		2023
	(in millions)	per share *	(in millions)	per share *
Net Income	$1,779.1	$9.46	$1,283.8	$6.50
Excluding:
Net Investment Loss (net of tax benefit of $7.6; $7.8)	(27.0)	(0.14)	(28.2)	(0.14)
Amortization of the Cost of Reinsurance (net of tax benefit of $8.7; $9.3)	(32.7)	(0.17)	(34.8)	(0.18)
Non-Contemporaneous Reinsurance (net of tax benefit of $5.2; $7.3)	(19.9)	(0.11)	(27.5)	(0.14)
Reserve Assumption Updates (net of tax expense (benefit) of $74.8; $(37.9))	282.6	1.50	(139.3)	(0.70)
Loss on Legal Settlement (net of tax benefit of $3.2; $—)	(12.1)	(0.06)	—	—
After-tax Adjusted Operating Income	$1,588.2	$8.44	$1,513.6	$7.66

*Assuming Dilution.
15.8

Reconciliation of Non-GAAP Financial Measures - Continued

	June 30		December 31
	2025	2024	2024	2023
Debt	$3,743.9	$3,470.3	$3,739.8	$3,430.4
Including:
Lease Liability	79.6	58.2	69.4	62.6
Adjusted Debt and Lease Liability	$3,823.5	$3,528.5	$3,809.2	$3,493.0

Total Stockholders' Equity	$11,320.0	$10,464.6	$10,961.1	$9,651.4
Excluding:
Net Unrealized Loss on Securities	(2,253.7)	(2,723.8)	(2,755.2)	(1,919.1)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	1,058.9	712.3	1,185.4	(648.4)
Net Loss on Derivatives	(285.0)	(164.6)	(270.7)	(73.7)
Equity, As Adjusted	12,799.8	12,640.7	12,801.6	12,292.6
Debt, As Adjusted and Lease Liability	3,823.5	3,528.5	3,809.2	3,493.0
Total Adjusted Capital	$16,623.3	$16,169.2	$16,610.8	$15,785.6

Leverage Ratio	23.0%	21.8%	22.9%	22.1%
15.9

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended
	June 30, 2025	June 30, 2024
	Premium Income	Premium Income, local currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$223.0		£151.8	1.336	$202.8
Unum Poland	48.1	zł	148.4	0.266	39.5
Total	271.1				242.3
Unum US	1,798.6		$1,730.9		1,730.9
Colonial Life	462.1		$446.2		446.2
Core Operations	$2,531.8				$2,419.4

	Six Months Ended
	June 30, 2025	June 30, 2024
	Premium Income	Premium Income, local currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$426.7		£305.8	1.299	$397.2
Unum Poland	91.1	zł	293.4	0.259	76.0
Total	517.8				473.2
Unum US	3,579.5		$3,438.3		3,438.3
Colonial Life	919.4		$893.1		893.1
Core Operations	$5,016.7				$4,804.6
1Premium income shown in millions of pounds for Unum UK, millions of zlotys for Unum Poland, and millions of U.S. dollars for Unum US and Colonial Life.
2Exchange rate is calculated using the average foreign currency exchange rates for the most recent period, applied to the comparable prior period.

15.10